JOINDER AGREEMENT
THIS JOINDER AGREEMENT, dated as of July 20, 2025 (this “Joinder”), to the Financing Agreement referred to below is entered into by and among Wag! Group Co., a Delaware corporation (the “Parent”), Wag Labs, Inc., a Delaware corporation (the “Borrower”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), Furmacy, Inc., a Delaware corporation and We Compare, Inc., a Delaware corporation (each an “Additional Guarantor” and together the “Additional Guarantors”), the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”), ALTER DOMUS (US) LLC, a Delaware limited liability company (“Alter Domus”) as collateral agent for the Lender (in such capacity, the “Collateral Agent”), and as administrative agent for the Lender (in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and together, the “Agents”).
WHEREAS, the Borrower, the Guarantors (other than the Additional Guarantors), the Lender and the Agents have entered into that certain Financing Agreement, dated as of August 9, 2022 (such agreement, as amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, including that certain Amendment No. 1 to Financing Agreement dated as of April 4, 2025, that certain Amendment No. 2 to Financing Agreement dated as of July 7, 2025, and that certain Amendment No. 3 to Financing Agreement dated as of June 4, 2025, collectively, the “Financing Agreement”);
WHEREAS, Borrower’s obligation to repay the Loan and all other Obligations are guaranteed, jointly and severally, by the Guarantors;
WHEREAS, pursuant to Section 7.01(b) of the Financing Agreement, each Additional Guarantor is required to become a Guarantor by, among other things, executing and delivering this Joinder to the Collateral Agent; and
WHEREAS, each Additional Guarantor determined that the execution, delivery and performance of this Joinder directly benefit, and are within the corporate purposes and in the best interests of, such Additional Guarantor.

1 | P a g e 61328893.3

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

2 | P a g e 61328893.3

SECTION 1. Definitions. Reference is hereby made to the Financing Agreement for a statement of the terms thereof. All terms used in this Joinder which are defined therein and not otherwise defined herein shall have the same meanings herein as set forth therein.
SECTION 2. Joinder of Additional Guarantor.
(a)In accordance with Section 7.01(b) of the Financing Agreement, by its execution of this Joinder, each Additional Guarantor hereby (i) confirms that, as to such Additional Guarantor, the representations and warranties contained in Article VI of the Financing Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date) and (ii) agrees that, from and after the effective date of this Joinder, such Additional Guarantor shall be a party to the Financing Agreement and shall be bound, as a Guarantor, by all the provisions thereof and shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth therein and applicable to the Guarantors, including, without limitation, the guaranty of the Obligations made by the Guarantors, jointly and severally with the other Loan Parties, in favor of the Agents and the Lenders pursuant to Article XI of the Financing Agreement. Each Additional Guarantor hereby agrees that from and after the effective date of this Joinder, each reference to a “Guarantor” or a “Loan Party” and each reference to the “Guarantors” or the “Loan Parties” in the Financing Agreement shall include the Additional Guarantors. Each Additional Guarantor acknowledges that it has received a copy of the Financing Agreement and each other Loan Document and that it has read and understands the terms thereof.
SECTION 3. Effectiveness. This Joinder shall become effective upon its execution by the Additional Guarantors, Borrower, each Guarantor and each Agent and receipt by the Lender and the Agents of the following, in each case in form and substance reasonably satisfactory to the Lender and the Agents:

(a)original counterparts to this Joinder, duly executed by Borrower, each Guarantor, each Additional Guarantor and the Agents;

3 | P a g e 61328893.3

4 | P a g e 61328893.3

(b)a Supplement to the Security Agreement, substantially in the form of Exhibit E to the Security Agreement (the “Security Agreement Supplement”), duly executed by each Additional Guarantor, and any instruments of assignment or other documents required to be delivered to the Agents pursuant to the terms thereof;
(c)(i) a copy of the constitutional documents of each Additional Guarantor; (ii) a copy of a customary resolution of the board of directors (or equivalent governing body) of each Additional Guarantor approving the transactions and Loan Documents to which it is a party; and (iii) incumbency certificate for the persons authorized in the foregoing resolutions;
(d)certificates, if any, evidencing all of the Equity Interests of any Person owned by each Additional Guarantor required to be pledged under the terms of the Security Agreement;
(e)(i) appropriate financing statements on Form UCC-1 duly filed in such office or offices as may be necessary to perfect the security interests purported to be created by the Security Agreement Supplement and any Mortgage and (ii) evidence reasonably satisfactory to the Lender and the Collateral Agent of the filing of such UCC-1 financing statements.
SECTION 4. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and addressed, if to the Additional Guarantors, to it at its address set forth below its signature to this Joinder, and if to any Borrower, any Guarantor, any Lender or any Agent, to it at its address specified in the Financing Agreement or Joinder Agreement (as applicable); or as to any such Person at such other address as shall be designated by such Person in a written notice to such other Person, complying as to delivery with the terms of this Section 4. All such notices and other communications shall comply and be effective in accordance with Section 12.01 of the Financing Agreement.
SECTION 5. General Provisions.
(a)Borrower, each Guarantor and each Additional Guarantor hereby confirms that each representation and warranty made by it under the Loan Documents is true and correct on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date), and that no Default or Event of

5 | P a g e 61328893.3

Default has occurred or is continuing under the Financing Agreement. Borrower and

6 | P a g e 61328893.3

each Guarantor and each Additional Guarantor hereby represents and warrants that as of the date hereof there are no claims or offsets against or defenses or counterclaims to their respective obligations under the Financing Agreement or any other Loan Document.
(b)Except as supplemented hereby, the Financing Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Joinder shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Financing Agreement or any other Loan Document or (ii) to prejudice any right or rights which the Agents or the Lenders may now have or may have in the future under or in connection with the Financing Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, including any replacement instrument or agreement therefor.
(c)Each Additional Guarantor hereby expressly (i) authorizes the Collateral Agent or its designee to file appropriate financing statements or continuation statements, and amendments thereto, (including without limitation, any such financing statements that indicate the Collateral as “all assets” or words of similar import) in such office or offices as may be necessary or, in the opinion of the Lender or the Collateral Agent, desirable to perfect the Liens to be created by the Security Agreement Supplement and each of the other Loan Documents and (ii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing or continuation statements or amendments thereto prior to the date hereof. A photocopy or other reproduction of the Security Agreement Supplement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(d)The Borrower agrees to pay on demand all costs and expenses incurred by or on behalf of each Agent in connection with the negotiation, preparation, execution, delivery and performance of this Joinder in accordance with Section 12.04 of the Financing Agreement, including, without limitation, the reasonable fees, costs, client charges and expenses of counsel for each Agent.
(e)This Joinder may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and

7 | P a g e 61328893.3

the same agreement. Delivery of an executed counterpart of this Joinder by telecopier or electronic transmission shall be equally as effective as delivery of an original

8 | P a g e 61328893.3

executed counterpart of this Joinder. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Joinder, the transactions contemplated hereby, shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act and the New York State Electronic Signatures and Records Act. Any party delivering an executed counterpart of this Joinder by telecopier or electronic transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.
(f)Section headings in this Joinder are included herein for the convenience of reference only and shall not constitute a part of this Joinder for any other purpose.
(g)Sections 12.04, 12.09, 12.10 and 12.11 of the Financing Agreement are hereby incorporated mutatis mutandis.
(h)This Joinder, together with the Financing Agreement and the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.
[Remainder of Page Intentionally Left Blank]

9 | P a g e 61328893.3

Docusign Envelope ID: 3FB364F5-A0AC-459D-BB1D-0E27D8C5C86D

IN WITNESS WHEREOF, the parties hereto caused this Joinder to be executed by their respective officers thereunder duly authorized, as of the date first above written.
Retriever LLC, as the Lender

By:     Name: Edward W. Landon
Title: Chief Financial Officer

ALTER DOMUS (US) LLC,
as the Agents

By:     Name:
Title:

WAG LABS, INC.,
as Borrower

By:      Name: Garrett Smallwood
Title: CEO

6 | P a g e

6 | P a g e

IN WITNESS WHEREOF, the parties hereto caused this Joinder to be executed by their respective officers thereunder duly authorized, as of the date first above written.
Retriever LLC, as the Lender

By:     Name: Edward W. Landon
Title: Chief Financial Officer

ALTER DOMUS (US) LLC,
as the Agents

By:
Name:tthew Trybula
Title:    Associate Counsel

WAG LABS, INC.,
as Borrower

By:
Name: Garrett Smallwood
Title: CEO

6jPage

IN WITNESS WHEREOF, the parties hereto caused this Joinder to be executed by their respective officers thereunder duly authorized, as of the date first above written.
Retriever LLC, as the Lender

By:     Name: Edward W. Landon
Title: Chief Financial Officer

ALTER DOMUS (US) LLC,
as the Agents

By:     Name:
Title:

WAG LABS, INC.,
as Borrower

By:      Name: Garrett Smallwood
Title: CEO

6 | P a g e

Doc ID: 4b4b6ea2994d84c8a2ad991a3afa76670b7781b6

IN WITNESS WHEREOF, the parties hereto caused this Joinder to be executed by their respective officers thereunder duly authorized, as of the date first above written.

WAG! GROUP CO.,
as a Guarantor

By:     Name: Garrett Smallwood
Title: CEO

COMPARE PET INSURANCE SERVICES, INC.,
as a Guarantor

By:         Name: Garrett Smallwood
Title: President

WAG WELLNESS, LLC,
as a Guarantor

By:         Name: Garrett Smallwood
Title: CEO
PAWSOME, LLC,
as a Guarantor

By:         Name: Garrett Smallwood
Title: CEO

7 | P a g e

Doc ID: 4b4b6ea2994d84c8a2ad991a3afa76670b7781b6

IN WITNESS WHEREOF, the parties hereto caused this Joinder to be executed by their respective officers thereunder duly authorized, as of the date first above written.

Furmacy, Inc., as a Guarantor

By:         Name: Garrett Smallwood
Title: CEO
We Compare, Inc., a Delaware corporation, as a Guarantor

By:         Name: Garrett Smallwood
Title: CEO

8 | P a g e

Doc ID: 4b4b6ea2994d84c8a2ad991a3afa76670b7781b6